Exhibit 99.1

grant thornton llp 1717 Main Street, Suite 1800 Dallas, TX 75201	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

D 214 561 2300 F 214 561 2370
Board of Directors and Management of Cruiser Mezzanine Holding Ltd., Kinetic Advantage Master Owner Trust 2024-1, and J.P. Morgan Securities LLC:
We have performed the procedures enumerated below, on certain information with respect to attributes of Cruiser Mezzanine Holding Ltd.’s (the “Company”) dealer and non-dealer floorplan financing receivables as of December 31, 2023 (the “Subject Matter”) related to Kinetic Advantage Master Owner Trust 2024-1’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data Files (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and J.P. Morgan Securities LLC (“JPM” and together with the Company and Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the intended purpose for which this report has been requested or for any other purpose.
The procedures we performed on the dealer and non-dealer floorplan financing receivables and our findings are as described herein.
For the purposes of our procedures, we were instructed by the Company that:

	●	differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.
	●	differences in the “State” characteristic that are a result of abbreviations or punctuation were deemed to be in agreement.
Unless otherwise indicated, the following are defined for the purposes of our procedures:
●
the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

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the phrase “recomputed” or “recomputation” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data Files as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted.  If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

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the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Title Certificate, Dealer Activity Report, Title History by VIN, Receivable Detail Report, Dealer Credit Application, Demand Promissory Note and Security Agreement, and Credit Report.

Due diligence agreed-upon procedures

A. Data Files Agreed Upon Procedures
On February 8, 2024, and with updates through February 26, 2024, the Company provided us with a computer readable non-dealer data file (the “Non-Dealer Data File”) and a dealer data file (the “Dealer Data File” and together with the Non-Dealer Data File, the “Data Files”) containing certain characteristics of the non-dealer floorplan financing receivables (the "Non-Dealer Receivables") and dealer floorplan financing receivables (the “Dealer Receivables”) included in the Securitization Transaction. We performed the procedures indicated below on the Non-Dealer Receivables and Dealer Receivables.
Grant Thornton selected, on a random basis, 150 Non-Dealer Receivables and 25 Dealer Receivables (collectively, the “Sample Receivables”). For each of the Sample Receivables, as applicable, we performed comparisons for certain characteristics in the Data Files (as identified in Exhibit 1) to certain available Source Documents.

Exhibit 1 Characteristics:

	Characteristic	Sample Receivable Type	Source Document
1	Vehicle Identification Number (“VIN”)	Non-Dealer	Title Certificate
2	New/Used	Non-Dealer	Title Certificate
3	Finance Charges if >0	Non-Dealer	Recomputation
4	Principal Balance	Non-Dealer	Dealer Activity Report
5	Original Amount Financed	Non-Dealer	Dealer Activity Report

	Characteristic	Sample Receivable Type	Source Document
6	Floorplan Start Date	Non-Dealer	Dealer Activity Report
7	Vehicle Make	Non-Dealer	Dealer Activity Report
8	Vehicle Model Year	Non-Dealer	Dealer Activity Report
9	Last Title Location	Non-Dealer	Title History by VIN
10	Last Title Location Date	Non-Dealer	Title History by VIN
11	Dealer ID	Dealer	Receivable Detail Report
12	Principal Balance	Dealer	Receivable Detail Report
13	Rent/Own	Dealer	Dealer Credit Application
14	State	Dealer	Dealer Credit Application
15	Credit Line	Dealer	Demand Promissory Note and Security Agreement
16	Utilization	Dealer	Demand Promissory Note and Security Agreement
17	Credit Score	Dealer	Credit Report

For Characteristic 17, “Credit Score”, we were instructed by the Company to use the Credit Score in the Dealer Data File and that for those Sample Receivables that had more than one owner, to compare the Credit Score in the Dealer Data File to the average Credit Score in the Source Documents.

For Characteristics 1 through 17, we compared and agreed or recomputed and agreed the information in the Data Files to the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
Our agreed-upon procedures engagement was not conducted for the purpose of the following:

●	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;
●	Addressing the value of collateral securing any such assets being securitized;
●	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;
●	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization;
●
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions;

●	Forming any conclusions; and
●	Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ Grant Thornton LLP
Cincinnati, Ohio
March 22, 2024